Guggenheim Funds Trust
702 King Farm Blvd., Suite 200
Rockville, Maryland 20850
Supplement dated July 29, 2026
to the currently effective Guggenheim Funds Trust Statutory Prospectus and Statement of
Additional Information (“SAI”), dated January 31, 2026, as supplemented from time to time, for each of the following funds, as applicable (each, a “Fund” and, together, the “Funds”):
Guggenheim Active INvestment Series (GAINS) – Core Plus Fund (to be renamed “Guggenheim Active
INvestment Series (GAINS) – Core-Core Plus Fund,” effective on or about September 14, 2026)
Guggenheim Active INvestment Series (GAINS) – Limited Duration Fund
This supplement provides new and additional information beyond that contained in the Statutory
Prospectus and SAI and should be read in conjunction with the foregoing documents.
Effective September 27, 2026, the Funds’ Statutory Prospectus and SAI are revised as follows:
The following replaces in its entirety the first sentence of the first paragraph under the heading “Principal Investment Strategies” in the “Fund Summary” section of the Guggenheim Active INvestment Series (GAINS) – Core Plus Fund’s Statutory Prospectus:
The Fund intends to pursue its investment objective by investing, under normal circumstances, primarily in debt securities.
The following replaces in its entirety the first sentence of the first paragraph under the heading “Principal Investment Strategies” in the “Fund Summary” section of the Guggenheim Active INvestment Series (GAINS) – Limited Duration Fund’s Statutory Prospectus:
The Fund intends to pursue its investment objective by investing, under normal circumstances, primarily in debt securities.
The following replaces in its entirety the sixth paragraph in the “Additional Information Regarding Investment Objectives and Strategies” section of the Funds’ Statutory Prospectus:
The Funds’ investment policies, limitations and other guidelines typically apply at the time an investment is made. As a result, a Fund generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made but subsequently do not meet the investment policy or limitation unless otherwise required by applicable law or regulation. As a result, the Fund may in some instances be required to sell certain portfolio holdings at a time that is disadvantageous or otherwise not desired.
The following replaces in its entirety the first paragraph in the “Investment Restrictions” section of the Funds’ SAI:
Each of the Funds operates within certain fundamental policies. These fundamental policies may not be changed without the approval of the lesser of (1) 67% or more of a Fund’s shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of a Fund’s outstanding shares. Other restrictions in the form of operating policies are subject to change by a Fund’s Board of Trustees without shareholder approval; however, should any Fund with a name subject to Rule 35d‑1 under the 1940 Act, change its policy of investing in at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment suggested by that Fund’s name, the Fund will provide shareholders at least 60 days’ notice prior to making the change, or such other period as is required by applicable law, as interpreted or modified by a regulatory authority having jurisdiction from time to time. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations or otherwise require the sale of portfolio investments, except with respect to the borrowing limitation or as otherwise required by applicable law or regulation. With regard to the borrowing limitation, each Fund will comply with the applicable restrictions of Section 18 of the 1940 Act. Any investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of a Fund. Calculation of a Fund’s total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund’s Prospectus or SAI will not include cash collateral held in connection with the Fund’s securities lending activities.
Please retain this supplement for future reference.
SUPP-GAINS-0726x0127